UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

Sezzle Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56267	81-0971660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 N 1st Avenue
Ste. 200
Minneapolis, MN 55401
(Address of principal executive offices, including zip code)

+1 (651) 504 5402
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2022 annual meeting of stockholders (the “Annual Meeting”) of Sezzle Inc. (the “Company”) was held on May 31, 2022. The items considered at the Annual Meeting are described as Items 1 through 10 in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2022. The final voting results for each of the items submitted to a vote of the shareholders are set forth below.

Item 1 – Reports for the Year Ended December 31, 2021

No vote was required to be taken, and no vote was taken, with respect to Item 1.

Items 2 through 7 – Re-Election of Directors

	FOR	WITHHELD	BROKER NON-VOTE
Charles Youakim	99,859,239	4,377,024	2,500
Paul Victor Paradis	104,011,882	224,381	2,500
Kathleen Pierce-Gilmore	103,938,051	298,212	2,500
Paul Purcell	103,945,729	288,534	4,500
Paul Alan Lahiff	103,971,514	253,648	13,601
Michael Cutter	104,030,441	202,662	5,660

Item 8 - Ratification of Independent Accounting Firm Selection

FOR	AGAINST	ABSTAIN
104,102,132	88,542	48,089

Item 9 - Advisory Vote on Executive Compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
99,535,261	445,163	4,256,339	2,000

Item 10 - Advisory Vote on Frequency of Advisory Votes on Executive Compensation

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
2,395,940	130,067	96,483,115	5,226,519

In accordance with the recommendation of the Company’s Board of Directors and based on the results of the advisory vote reported above, the Company intends to hold an advisory vote on the compensation of its named executive officers every third year until the next required advisory vote on the frequency of holding such advisory votes on named executive officer compensation, or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the Company’s shareholders.

No other matters were brought before the Annual Meeting and no other votes were held.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEZZLE INC.

Dated: June 6, 2022	By:	/s/ Charles Youakim
Charles Youakim
Chief Executive Officer